Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
RockCreek Global Equality ETF (RCGE)
(the “Fund”)
April 13, 2026
Supplement to the
Statement of Additional Information (“SAI”),
dated February 22, 2025, as previously supplemented

Effective immediately, the following paragraphs replace the section entitled “MANAGEMENT OF THE FUND — Proxy Voting” on page 14 of the SAI:
The Board has delegated authority for making voting decisions with respect to the portfolio securities of the Fund(s) to the Adviser, subject to the Board of Trustees’s continuing oversight. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Adviser has determined, generally, to vote such proxies in accordance with the Glass Lewis ESG Thematic Voting Policy Guidelines (“Glass Lewis Guidelines”), which are included in Appendix A to this SAI. As such, proxies of the Fund(s) will be voted by the Adviser in accordance with the Glass Lewis Guidelines unless the Adviser determines otherwise. The Adviser will identify any conflicts that exist between its interests and the Fund(s) by reviewing its relationship with the issuer of each security to determine if the Adviser or any of its employees has any financial, business or personal relationship with the issuer.
If a material conflict of interest exists, the Adviser will determine whether it is appropriate to disclose the conflict to the applicable Fund, to give such Fund an opportunity to vote the proxies itself, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.
The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling (215) 330-4476. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov and on the Fund’s website at https://rockcreeketfs.com/.
Also effective immediately, the following Appendix A replaces the section entitled “Appendix A- Proxy Voting Policies and Procedures.”

Please retain this Supplement for future reference.

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Appendix A

ESG
Thematic Voting Policy Guidelines

2026

www.glasslewis.com

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About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com

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Summary of Changes for 2026
On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in accordance with market trends, developments and the results of our ongoing consultations.
Board Diversity
The ESG Policy will now oppose the chair of the nominating committee, regardless of gender, for board gender diversity concerns, rather than only targeting male members of the committee. It has also standardized its approach to this matter such that it will look for boards to ensure that they are 30% diverse, unless a regional requirement requires that boards maintain a higher level, in which case, it will default to that requirement.
Human Rights Considerations
The ESG Policy has streamlined its approach to human rights, and will now oppose the chair of the board in instances that a company has not adopted a human rights policy, instead of requiring that companies be a participant in the United Nations Global Compact (“UNGC”) or adopt a human rights policy that is aligned with the standards set forth by the International Labour Organization (“ILO”) or the Universal Declaration on Human Rights (“UDHR”).
Sustainability Reporting
Given the changing nature of reporting frameworks, the ESG Policy has standardized its approach such that it will now vote against the chair of the committee responsible for overseeing environmental and social issues in instances where companies have not provided comprehensive sustainability reporting. This has replaced the previous policy whereby the ESG Policy will vote against the chair of the board in instances where companies either report against the recommendations of TCFD or in alignment with SASB standards.
Climate Considerations
Although the ESG Policy will continue to vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets, it will no longer require that companies adopt a net zero commitment or goal. The ESG Policy will also now vote against the chair of the committee responsible for overseeing environmental and social issues in instances where companies have not disclosed Scope 1 & 2 emissions.
Other Changes
A number of updates have been made to the Glass Lewis Benchmark Policy guidelines, which underpin and inform the ESG Policy. Further details can be found at www.glasslewis.com.

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Introduction
Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (ESG) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused manner. Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets.

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Election of Directors
Board of Directors
Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. Boards that wish to protect and enhance the interests of shareholders should have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.
Board Composition
The ESG Policy examines a variety of elements to the board when voting on director elections. The policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that is likely to impact any decision processes of that board member.
The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors’ elections.
The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

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Insider	Affiliate	Independent
Someone who serves as a director and as an employee of the company	A director who has a material financial, familial or other relationship with the company, or its executives, but is NOT an employee of the company	No material financial, familial or other current relationships with the company, it's executives or other board members except for service
May also include executive chairs (who act as an employee of the company or is paid as an employee of the company)	A director who owns or controls, directly or indirectly 20% or more of the company's voting stock (except where local regulations or best practices set a different threshold).	A director who owns, directly or indirectly less than 10% of the company's voting stock (local regulations and best practices may set a different threshold)
	A director who has been employed by the company within the past 5 calendar years	A director who has not been employed by the company for a minimum of 5 calendar years
	A director who performs material consulting, legal, advisory, accounting or other professional services for the company	A director who is not involved in any Related Party Transactions (RPT) with the company (most common RPTs - consulting, legal, and accounting/advisory services)
>A director who is involved in an "Interlocking Directorship"

Common other reasons the ESG Policy will vote against a director:

(1)A director who attends less than 75% of the board and applicable committee meetings.
(2)A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
(3)An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.
(4)An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

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Board Independence
A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.
The following conflicts of interests may hinder a director’s performance and may result in a vote against:
(1)A director who sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).
(2)Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.
(3)Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
(4)Director with an interlocking directorship.
(5)All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.
(6)A director who has received two against recommendations from the Glass Lewis Benchmark Policy for identical reasons within the prior year at different companies.

Board Committee Composition
It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.
With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.
Board Diversity, Tenure and Refreshment
The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.
In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable a company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12

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years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.
The ESG Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote against the incumbent nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 30% gender-diverse directors, or the local market requirement for gender diversity where higher; or (iii) vote against the members of the nominating committee where there is not at least one gender-diverse director on the board of a small-cap company.
The ESG Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the ESG Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.
Director Overboarding
The ESG Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.
Board Size
Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

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Classified Boards
The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.
Controlled Companies
The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:
1.As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.
2.The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.
3.The board does not need an independent chair or an independent lead or presiding director.
4.The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders
Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.
Director Performance and Oversight
The performance of board members is an essential element to understanding the board’s commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.
The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

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Environmental and Social Oversight and Performance
The ESG Policy considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.
Board-Level Oversight of Environmental and Social Risks
The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the ESG Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.
To that end, the ESG Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.
The ESG Policy will review a company’s overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board’s role in overseeing environmental and social risks, the ESG Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
Climate Risk
Given the importance of companies mitigation and management of climate-related risks, the ESG Policy includes specific consideration for companies’ disclosure of and policies concerning climate change. Specifically, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward- looking GHG emissions reduction targets. In this instance, if the chair of the board is also the company’s CEO, the ESG Policy will vote against the chair of the audit committee.
Further, the ESG Policy will oppose the chair of the committee responsible for oversight of environmental and social issues if the company does not have comprehensive sustainability reporting, which is generally defined as reporting on environmental and social issues beyond legal requirements and that is sufficient to allow shareholders to understand a company’s environmental and social initiatives and how it manages attendant risks. Additionally, the ESG Policy will vote against these board members if the company has not disclosed their Scope 1 & 2 emissions.
The ESG Policy also takes into consideration investors’ growing expectation for robust climate and sustainability disclosures. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the ESG Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being

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mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.
In line with this view, the ESG Policy will carefully examine the climate-related disclosures provided by large-cap companies with material exposure to climate risk stemming from their own operations,1 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related Disclosures, or other equivalent climate reporting framework. The ESG Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the ESG Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the ESG Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile. In instances where appropriate directors are not standing for election, the ESG Policy may, instead, recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.
Stakeholder Considerations
In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies have not adopted a human rights policy.
For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.
Review of Risk Management Controls
The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies, the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the ESG Policy will vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but

1 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

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fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.
Slate Elections
In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.
Board Responsiveness
Majority-Supported Shareholder Proposals
The ESG Policy expects clear action from a board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns. When a board fails to demonstrate appropriate responsiveness to this issue, the ESG Policy will generally recommend against members of the nominating and governance committee.
Significantly Supported Shareholder Proposals
When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), an initial level of board responsiveness is warranted. In instances where a shareholder proposal has received at least 30% shareholder support, the ESG Policy will look to boards to engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.
At controlled companies and companies that have multi-class share structures with unequal voting rights, the ESG Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.
Separation of the Roles of CEO and Chair
The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they also held the position of chair, as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.
The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

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Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
Even considering the above, the ESG Policy will not vote against CEOs who also chair the board. However, the ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in the form of a shareholder proposal.
In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.
Governance Following an IPO or Spin-Off
Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).
However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:
1.
2.
3.
4.
5.
6.
7.
8.

The adoption of anti-takeover provisions such as a poison pill or classified board;
Supermajority vote requirements to amend governing documents;
The presence of exclusive forum or fee-shifting provisions;
Whether shareholders can call special meetings or act by written consent;
The voting standard provided for the election of directors;
The ability of shareholders to remove directors without cause;
The presence of evergreen provisions in the company’s equity compensation arrangements; and
The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the ESG Policy may vote against the members of the board who served when it was adopted if the board:
1.Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or
2.Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.
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Financial Reporting
Accounts and Reports
Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.
Where the required documents have not been published at the time that the vote is cast, the ESG Policy will typically abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
The ESG Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.
Appointment of Auditors and Authority to Set Fees
The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company’s auditor has not been changed for 20 or more years.
In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:
•The independence of an incumbent auditor or the integrity of the audit has been compromised.
•Audit fees combined with audit-related fees total less than one-half of total fees.
•There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).
•The company has aggressive accounting policies.
•The company has poor disclosure or lack of transparency in financial statements.
•There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.
•The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Compensation
Compensation Reports and Compensation Policies
Depending on the market, compensation report and policy vote proposals may be either advisory or binding (e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years).
In all markets, company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.
The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:
•There is a significant disconnect between pay and performance;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.
•Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;
•Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;
•Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments have been granted;
•Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified
•Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.
Linking Compensation to Environmental and Social Issues
On top of Glass Lewis’ robust evaluation of companies’ compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme and serious pay-for-performance concerns have been identified, the ESG Policy will vote against the proposed plan. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.
Long-Term Incentive Plans
The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of

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shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
In order to allow for meaningful shareholder review, incentive programs should generally include:
(i) specific and appropriate performance goals;
(ii) a maximum award pool; and
(iii) a maximum award amount per employee.
In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.
Performance-Based Equity Compensation
The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Benchmark Policy guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.
The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.
Director Compensation
The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.
Retirement Benefits for Directors
The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

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Limits on Executive Compensation
As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
Pay-for-Performance
An integral part of a well-structured remuneration package is a successful link between pay and performance. Glass Lewis’s proprietary pay-for-performance model, which serves as the ESG Policy’s primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, remuneration and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context to determine how well companies link executive remuneration to relative performance. Glass Lewis’s methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment scores are determined by the weighted sum of up to five tests, each with their own severity rating. Overall scores and ratings range as follows:
•Severe Concern: 0 to 20 points
•High Concern: 21 to 40 points
•Medium Concern: 41 to 60 points
•Low Concern: 61 to 80 points
•Negligible Concern: 81 to 100 points
The individual tests are as follows:
•Total vested CEO pay vs. TSR:
•Total vested CEO pay vs. financial performance;
•CEO STI payouts (in relation to maximum opportunity) vs. TSR;
•CEO LTI payouts (in relation to maximum opportunity) vs. TSR;
•Alternative test for STI and LTI payout: Total vested CEO pay vs. company size measures as multiple of median;
•Qualitative downward modifier.
Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels may be discussed in the analysis of the remuneration report proposals for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.
Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the ESG Policy; however, other qualitative factors are

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considered in developing recommendations as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to, the consideration of competitors based in other regions (and, therefore, excluded from the peer group utilized by the model), overall incentive structure, trajectory of the program and disclosed future changes, the operational, economic and business context for the year in review, reasonable payout levels, or the presence of compelling disclosure explaining any deviation from best practice. These factors may provide sufficient rationale for the ESG Policy to recommend in favor of a proposal, even there is an identified disconnect between pay and performance.

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Governance Structure
Amendments to the Articles of Association
The ESG Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.
Anti-Takeover Measures
Multi-Class Share Structures
The ESG Policy views multi-class share structures as not in the best interests of shareholders and, instead, is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.
The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.
Cumulative Voting
When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.
However, in the case where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also vote against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

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In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.
Fair Price Provision
Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protect the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally oppose fair price provisions.
Supermajority Vote Requirements
The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.
Poison Pills (Shareholder Rights Plan)
The ESG Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares
Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1. Stock Split	Three Metrics:
(a) Historical stock pre-split price (if any)
(b) Current price relative to the company’s
most common trading price over the past
52 weeks
(c) Some absolute limits on stock price (that
will either make the split appropriate or
would produce an unreasonable price)
2. Shareholder Defenses	Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness of
additional shares in defending against a hostile
takeover.
3. Financing for Acquisitions	Examine whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have generally been required to accomplish such transactions.
4. Financing for Operations	Review the company’s cash position and its ability to secure financing through borrowing or other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

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Issuance of Shares
The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.
Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.
The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:
1.A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and
2.A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation
A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.
Tax Havens
The ESG Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

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Advance Notice Requirements
Typically, the ESG Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.
Transaction of Other Business
In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.
Anti-Greenmail Proposals
The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.
Virtual-Only Shareholder Meetings
A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Mergers, Acquisitions & Contested Meetings
For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.
In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

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Shareholder Proposals
The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company’s policies and performance with respect to such issues. The ESG Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or practices. Accordingly, the ESG Policy will not support proposals aimed at limiting or rescinding companies’ ESG-related disclosures, goals or initiatives
Governance Proposals
The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will generally vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.
The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.
Environmental Proposals
The ESG Policy will generally support proposals regarding the environment, including those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.
The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that request the company provide disclosure in line with certain globally-recognized environmental and social reporting recommendations. Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

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The ESG Policy will also evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies.
Say on Climate
Shareholder Proposals
Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The ESG Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.
Management Proposals
When evaluating management-sponsored votes seeking approval of climate transition plans the ESG Policy looks to the board to provide information concerning the governance of the Say on Climate vote. Specifically, the ESG Policy evaluates whether companies provide sufficient disclosure concerning the board’s role in setting strategy in light of this vote, and how the board intends to interpret the vote results for the proposal. In instances where disclosure concerning the governance of the Say on Climate vote is not present, the ESG Policy will either abstain, or, depending on the quality of the plan presented, will vote against the proposal.
The ESG Policy also looks to companies to clearly articulate their climate plans in a distinct and easily understandable document, this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.
When evaluating these proposals, the ESG Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board’s role in overseeing the company’s climate strategy; (iii) the company’s industry and size; (iv) whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the ESG Policy will closely evaluate any stated net zero ambitions or targets. If these goals are absent, the ESG Policy will generally vote against management Say on Climate proposals.
Social Proposals
The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.
The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the ESG Policy will support proposals for

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companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.
The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.
The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.
Compensation Proposals
The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.
The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

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DISCLAIMER
© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of the Glass Lewis ESG thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity. Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
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